EXHIBIT 10.100



       _________________________________________




                  SERVICING AGREEMENT
             Dated as of September 1, 1996


                         Among
               AEGIS AUTO FINANCE, INC.,
                       Servicer


           NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION
          in its capacity as Backup Servicer

                          and

           NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION
              in its capacity as Trustee


                      Relating to
          Aegis Auto Receivables Trust 1996-A




      _________________________________________

                   TABLE OF CONTENTS


                                                   Page

                          I.

RECITALS . . . . . . . . . . . . . . . . . . . . . .  1

                          II.

DEFINITIONS. . . . . . . . . . . . . . . . . . . . .  1

                         III.

                SERVICING RELATIONSHIP

A.   NATURE AND SCOPE OF RELATIONSHIP. . . . . . . .  2
B.   GENERAL CONDITIONS. . . . . . . . . . . . . . .  3

                          IV.

      ADMINISTRATION AND SERVICING OF RECEIVABLES

A.   DUTIES OF SERVICER. . . . . . . . . . . . . . .  6
B.   MAINTENANCE OF RECORDS. . . . . . . . . . . . .  7
     C.   MAINTENANCE OF SECURITY INTEREST . . . . .  8
     D.   COLLECTION OF RECEIVABLE PAYMENTS. . . . .  8
E.   PHYSICAL DAMAGE INSURANCE . . . . . . . . . . .  8
F.   COVENANTS OF THE TRUSTEE AND SERVICER;
NOTICES. . . . . . . . . . . . . . . . . . . . . . .  9
G.   PURCHASE OF RECEIVABLES UPON BREACH . . . . .   10
H.   SERVICING FEE . . . . . . . . . . . . . . . .   10
I.   MONTHLY SERVICING CERTIFICATES. . . . . . . .   11
J.   ANNUAL STATEMENT AS TO COMPLIANCE;
ACCOUNTANTS'
     SERVICING REPORT. . . . . . . . . . . . . . . . 11
K.   ACCESS TO CERTAIN DOCUMENTATION AND
INFORMATION
     REGARDING RECEIVABLES . . . . . . . . . . . .   12
L.   RESPONSIBILITY FOR INSURANCE POLICIES;
PROCESSING OF
     CLAIMS UNDER INSURANCE POLICIES; DAILY
RECORDS AND
     REPORTS . . . . . . . . . . . . . . . . . . .   12
M.   ENFORCEMENT . . . . . . . . . . . . . . . . . . 13
N.   PAYMENT IN FULL ON RECEIVABLE . . . . . . . .   14
O.   SUBSTITUTION OF COLLATERAL. . . . . . . . . .   15
P.   FIDELITY BOND AND ERRORS AND OMISSIONS
INSURANCE. . . . . . . . . . . . . . . . . . . . .   15

                          V.

            REPRESENTATIONS AND WARRANTIES

A.   REPRESENTATIONS AND WARRANTIES OF
SERVICER . . . . . . . . . . . . . . . . . . . . .   16
B.   REPRESENTATIONS AND WARRANTIES OF BACKUP
SERVICER . . . . . . . . . . . . . . . . . . . . . . 17
C.   SURVIVAL OF REPRESENTATIONS AND
WARRANTIES . . . . . . . . . . . . . . . . . . . . . 18

                          VI.

EVENTS OF SERVICING DEFAULT. . . . . . . . . . . .   18


                         VII.

REMEDIES . . . . . . . . . . . . . . . . . . . . .   20

                         VIII.

RESPONSIBILITY AND AUTHORITY OF SERVICER . . . . .   20

                          IX.

COLLECTIONS; LOCK-BOX ACCOUNT AND RELATED
BANK ACCOUNTS. . . . . . . . . . . . . . . . . . .   20

                          X.

                 DOCUMENTS AND RECORDS

A.   SERVICING DOCUMENTS AND RECORDS . . . . . . .   21
     B.   REPORTS AND CREDIT AGENCIES. . . . . . .   22

                          XI.

INDEMNIFICATION. . . . . . . . . . . . . . . . . .   22

                         XII.

TERM AND TERMINATION . . . . . . . . . . . . . . .   23

                         XIII.

ARBITRATION AND ATTORNEYS' FEES. . . . . . . . . .   23

                         XIV.

WAIVERS. . . . . . . . . . . . . . . . . . . . . .   24

                          XV.

NOTICES. . . . . . . . . . . . . . . . . . . . . .   24

                         XVI.

ASSIGNABILITY. . . . . . . . . . . . . . . . . . .   25

                         XVII.

FURTHER ASSURANCES . . . . . . . . . . . . . . . .   25

                        XVIII.

COUNTERPARTS . . . . . . . . . . . . . . . . . . .   25

                         XIX.

ENTIRE AGREEMENT; AMENDMENTS . . . . . . . . . . .   26

                          XX.

INSPECTION . . . . . . . . . . . . . . . . . . . .   26

                         XXI.

LIMIT ON TRUSTEE'S PAYMENT OBLIGATIONS . . . . . .   26

                         XXII.

SERVICER NOT TO RESIGN . . . . . . . . . . . . . .   26

                        XXIII.

MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF
THE
OBLIGATIONS OF, OR RESIGNATION OF SERVICER . . . .   27

                         XXIV.
GOVERNING LAW. . . . . . . . . . . . . . . . . . .   28

SCHEDULE  A:  SUMMARY OF SERVICES                   A-1
I.   SERVICES                                       A-1
     A. CONTRACT SERVICES - COLLECTIONS             A-1
     B. CONTRACT SERVICES - CUSTOMER SERVICE        A-2

II.  A. SPECIAL COLLECTION ACTIVITIES               A-4
        1. Repossession and Sale                    A-4
        2. Credit Enhancement Claims Filing         A-4
        3. Deficiency                               A-5
        4. Bankruptcies                             A-6
        5. Disability                               A-6
        6. Allotments                               A-7
        7. Skips                                    A-7

III. FEE SCHEDULE                                   A-7
     A.   GENERAL SERVICING                         A-7
     B.   EXPENSE REIMBURSEMENT                     A-8
     C.   DEFICIENCY SERVICING                      A-8

SCHEDULE B:  SERVICER MONTHLY ACTIVITY REPORT
                                                    B-1

SCHEDULE C:  REQUEST FOR RELEASE OF DOCUMENTS
                                                    C-1

SCHEDULE D:  RELEASE AND ASSIGNMENT                 D-1

                  SERVICING AGREEMENT

     This SERVICING AGREEMENT is entered into as of September 1, 1996 (this "Servicing Agreement") among AEGIS
AUTO FINANCE, INC., a Delaware corporation, as servicer
(hereinafter referred to as "Servicer" and, in its separate capacity as the originator of the Receivables described herein, the "Originator"), NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION, a national banking association, in its capacity as backup servicer (hereinafter referred to as "Backup Servicer") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, in its capacity as trustee (hereinafter referred to as "Trustee") in both cases under that certain Pooling and Servicing Agreement dated as of September 1, 1996 by and among Aegis Auto Funding
Corp., a Delaware corporation, as Seller, Norwest Bank
Minnesota, National Association in its capacity as Backup
Servicer, and Norwest Bank Minnesota, National Association in its capacity as Trustee (such agreement, the "Pooling and Servicing Agreement").

I.   RECITALS

          WHEREAS, Servicer provides portfolio
management services, including collection assistance, loan administration and financial reporting to financial institutions in connection with motor vehicle retail installment sales contracts, and

          WHEREAS, Norwest Bank Minnesota, National
Association, in its capacity as Trustee, is or will become the holder of those motor vehicle retail installment sales contracts referred to in Exhibit C to the Pooling and Servicing Agreement (hereinafter referred to as "Receivables") which were originated by the Originator, subsequently sold to Aegis Auto Funding Corp. pursuant to a Purchase Agreement dated as of September 1, 1996
(the "Purchase Agreement") between the Originator and Aegis
Auto Funding Corp., and subsequently deposited by Aegis Auto Funding Corp. with the Trustee pursuant to the terms of the Pooling and Servicing Agreement, and

          WHEREAS, pursuant to the Pooling and Servicing
Agreement, the Backup Servicer and the Trustee, on behalf of the Trust created under the Pooling and Servicing Agreement, desire to avail themselves of the services provided by Servicer, then

     Let this be the terms and conditions of this Servicing
     Agreement:

II.  DEFINITIONS

     Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement. Whenever used in this Servicing Agreement, the following terms shall have the following meanings.


     Credit Agency. A recognized agency to which Servicer reports delinquencies, repossessions and redemptions.

     Independent Public Accountants. Means any of (a) Arthur Andersen & Co., (b) Deloitte & Touche, LLP, (c) Coopers
     & Lybrand, (d) Ernst & Young LLP, (e) KPMG Peat
     Marwick and (f) Price Waterhouse, or such other nationally recognized firm of independent accountants as shall be acceptable to the parties hereto and the Rating Agencies; provided, that such firm is independent with respect to the Servicer within the meaning of the Securities Act of 1933, as amended.

     Loan Documents. Has the meaning set forth in paragraph III.B.9.


III. SERVICING RELATIONSHIP

     A. NATURE AND SCOPE OF RELATIONSHIP

          The Servicer hereby agrees to service and administer the Receivables for the Trust and render those services described in this Servicing Agreement and in the attached Schedule A. In performing its duties under this Servicing Agreement, the Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, within the terms of the Pooling and Servicing Agreement and this Servicing Agreement. Servicer acknowledges receiving a copy of the Pooling and Servicing Agreement. Servicer shall report in writing solely to such officers or other employees of Backup Servicer and Trustee as Backup Servicer and Trustee may designate from time to time in writing.

          Nothing in this Servicing Agreement shall be construed as establishing an agency, an employment or a partnership or joint venture between Backup Servicer, Trustee, any third party contract purchaser and Servicer.

          Furthermore, Backup Servicer shall not use or permit the use of Servicer's name or the names of any of Servicer's affiliates in any advertising or promotional materials prepared by Backup Servicer or on Backup Servicer's behalf without the prior written consent of Servicer.

          Compensation payable to the Servicer under this Servicing Agreement shall be payable by the Trustee solely from the Trust Property in accordance with the terms of the Pooling and Servicing Agreement, and except as provided in the Pooling and Servicing Agreement, none of the Trust, the Trustee or the Certificateholders will have any liability to the Servicer with respect thereto. In accordance with Section 4.04 of the Pooling and Servicing Agreement, such compensation shall be paid to the Servicer and/or one or more subservicers as the Servicer may from time to time direct in writing to the Trustee.

          In the event the Backup Servicer shall for any reason no longer be acting as such (including by reason of resignation or an Event of Backup Servicing Default as specified in Section 4.02 or 10.01, respectively, of the Pooling and Servicing Agreement), the successor Backup Servicer shall thereupon assume all of the rights and obligations of the outgoing Backup Servicer under this Servicing Agreement; provided, however that the successor Backup Servicer shall not be liable for any acts, omissions or obligations of the outgoing Backup Servicer prior to such succession or for any breach by the outgoing Backup Servicer of any of its representations and warranties contained in this Servicing Agreement or in any related document or agreement and the outgoing Backup Servicer shall not be relieved of any liability or obligation hereunder to the extent such obligation or liability arose prior to the assumption by the successor Backup Servicer of the obligations of the Backup Servicer hereunder.

     B. GENERAL CONDITIONS

          1.   Servicer agrees to provide the services
hereunder during the term hereof.
Servicer, Backup Servicer and Trustee each represent and warrant that it is duly authorized to enter into the arrangements contemplated hereby with respect to the Receivables.

          2.   Servicer may make such communications
with third parties and the ultimate Obligor as are necessary and proper to perform the services provided for hereunder.

          3. The Servicer hereby agrees to act for the Trust as custodian of all the documents or instruments delivered to the Servicer with respect to each Receivable, and any and all other documents that Servicer receives, creates, generates, or otherwise possesses which relate to a Receivable, an Obligor or a Financed Vehicle, provided, however, that the Custodian Files, including the original of the motor vehicle installment sale contract and the original certificate of title or such documents evidencing the security interest of the Trust in the Financed Vehicle or efforts made by the Trustee or its assignor to perfect such security interest shall be held by the Custodian, which shall be the Trustee. The Servicer shall maintain in its files copies, computer records or originals of each of the following documents with respect to each Receivable and the Financed Vehicle related thereto:

          (i)   application of the Obligor for credit;

         (ii) a copy (but not the original) of the retail installment sale contract and any amendments thereto; provided, however, that the Servicer shall deliver any original amendments to the retail installment sale contract to the Trustee immediately following execution thereof;

           (iii)    a copy (but not the original) of a
         certificate of title with a lien notation or an application therefor;

         (iv)   copies of the Risk Default Insurance
         Policy and the VSI Insurance Policy; and

          (v) such other documents as the Servicer may reasonably request in order to accomplish its duties under this Servicing Agreement.

     Items (i), (ii), (iii), (iv) and (v) shall be referred to collectively as the "Servicer Files."

         4. Upon receipt of the documentation indicated in Paragraph III.B.3, Servicer shall establish a physical file for each Receivable, which shall contain the Servicer Files, as well as copies of all reports developed by or information received by Servicer with respect to the Receivable, including insurance certificates and reports of collection activities.

         In its capacity as custodian of such files, Servicer shall hold the Servicer Files and all related files and documents on behalf of the Trust, and maintain such accurate and complete accounts, records, and computer systems pertaining to the Receivables using reasonable care and that degree of skill and attention with respect to the Receivables and the files and documents as is customary with other companies in the industry that service motor vehicle installment sales contracts for themselves as well as for others.

         The Servicer shall keep satisfactory books and records pertaining to each Receivable and shall make periodic reports in accordance with this Servicing Agreement. Such records may not be destroyed or otherwise disposed of except as provided herein and as allowed by applicable laws, regulations or decrees; provided, that, such records may be released to the Seller if the related Receivable is paid in full, the related Financed Vehicle is repossessed, the Receivable has been either repurchased or replaced pursuant to the Purchase Agreement with a Substitute Receivable (as defined therein) or the Receivable otherwise is no longer being serviced by the Servicer pursuant to this Servicing Agreement. All documents, whether developed or originated by the Servicer or not, reasonably required to document or to properly administer any Receivable shall remain at all times the property of the Trust. The Servicer shall not acquire any property rights with respect to such records, and shall not have the right to possession of them except as subject to the conditions stated in this Servicing Agreement. The Servicer shall bear the entire cost of restoration in the event any Loan Documents (as defined below) shall become damaged, lost or destroyed.

         5. Servicer shall make available to the Backup Servicer, the Trustee and the Certificateholders, or their duly authorized representatives, attorneys, or auditors, the Servicer Files and any related accounts, records, and computer systems maintained by the Servicer, at such times as the Backup Servicer, the Trustee or any Certificateholder shall reasonably instruct, but without disrupting Servicer's operations. Without otherwise limiting the scope of the examination, the Backup Servicer, the Trustee or any Certificateholder may, upon at least two (2) Business Days' prior notice and at its own expense, using generally accepted audit procedures, verify the status of each Receivable and review the Loan Documents and records relating thereto for conformity to monthly reports prepared pursuant to paragraph IV.I. and compliance with the standards represented to exist as to each Receivable in this Servicing Agreement. Nothing herein shall require the Backup Servicer, the Trustee or any Certificateholder to conduct any inspection pursuant to this Section.

         6. Within five (5) Business Days following the last day of each Collection Period, the Servicer shall forward to the Backup Servicer, via electronic transfer in a format mutually acceptable to the Servicer and the Backup Servicer, its computerized records reflecting (i) all collections received during such Collection Period with respect to the Receivables and (ii) information as of the last day of each Collection Period regarding repossessed Financed Vehicles and sales of repossessed Financed Vehicles. Within three (3) Business Days of receipt of the foregoing information, the Backup Servicer shall input such information onto its computer system such that such information is immediately available to the Backup Servicer. The Backup Servicer shall then review such information within five (5) Business Days of its input onto the Backup Servicer's computer system and compare it to the information reported by the Servicer in its Monthly Servicing Certificate delivered to the Backup Servicer, Trustee and each Rating Agency in the form of Schedule
B (the "Monthly Servicing Certificate"). Any discrepancies shall then be immediately reported to the Servicer, who shall have ten
(10) Business Days from receipt of notice of discrepancies to correct all such discrepancies. Any discrepancies which cannot be corrected in such time period shall be reported by the Servicer to the Trustee, each Rating Agency and the Certificateholders.

         7.    On Monday of each week beginning October
7, 1996, the Servicer shall forward to the Backup Servicer, via electronic transfer in form mutually acceptable to the Servicer and the Backup Servicer, its computerized records reflecting (i) all collections received during the preceding calendar week with respect to the Receivables and (ii) a listing of all Receivables with the date through which payments have been made by the Obligor.

         8. Other than the duties specifically set forth in this Servicing Agreement, the Backup Servicer shall have no obligation hereunder. The Backup Servicer shall have no liability for any action taken or omitted by the Servicer. The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Servicing Agreement and the Pooling and Servicing Agreement and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer.

         9.    Unless otherwise specified herein, the
Servicer shall maintain physical possession, or computerized records, of good and legible copies of the Servicer Files received by it; such other instruments or documents that modify or supplement the terms or conditions of any of the foregoing; and, all other instruments, documents, correspondence and memoranda generated by or coming into the possession of the Servicer (including, but not limited to, insurance premium receipts, ledger sheets, payment records, insurance claim files, correspondence and current and historical computerized data files) that are required to document or service any Receivable. Collectively, all of the documents described in this paragraph III.B.9 with respect to a Receivable are referred to as "Loan Documents." The Servicer shall hold all Loan Documents in trust for the benefit of the Certificateholders and the Trust; all Loan Documents shall remain the property of the Trust. The Servicer shall respond to all third party inquiries concerning ownership of the Receivables by indicating that the Receivables have been assigned to the Trust.

         10. The Servicer may employ or otherwise utilize subservicers and enter into subservicing agreements in carrying out its duties and obligations under this Servicing Agreement. An affiliate of the Servicer, Aegis Consumer Finance, Inc. ("ACF"), has heretofore entered into a Master Servicing Agreement dated as of April 6, 1996 (the "Subservicing Agreement") with American Lenders Facilities, Inc. ("ALFI") pursuant to which ALFI has agreed to perform certain subservicing duties as therein described. The Servicer shall cause ALFI to act as subservicer of the Receivables with respect to the receipt of collections on the Receivables, custody and application of payments from Obligors and for the maintenance of individual records for each Receivable in accordance with the terms of such Subservicing Agreement or the terms of any new subservicing agreement subsequently entered into with ALFI for the performance of such duties. The Subservicing Agreement and any such other subservicing agreement hereafter entered into by the Servicer and/or ACF shall provide that the Backup Servicer, at the direction of the Majority Certificateholders and each Rating Agency, shall have the right to direct the Servicer to terminate such subservicing arrangement if
(a) the Majority Certificateholders and each Rating Agency reasonably determine that the subservicer is failing to perform its obligations thereunder and (b) such failure materially reduces the amount recovered on defaulted loans. The Servicer agrees to promptly terminate a subcontracting arrangement if directed to do so by the Backup Servicer. In addition, should ALFI's employment as subservicer of the Receivables as described above be terminated at any time, ALFI shall be entitled to a fee of $5.00 per Receivable.

IV.  ADMINISTRATION AND SERVICING OF
     RECEIVABLES

     A.  DUTIES OF SERVICER

         The Servicer shall service and administer the Receivables in compliance with all applicable Federal and State laws and regulations governing the Servicer and the Receivables, and shall act prudently and in accordance with customary and usual servicing procedures for other institutional servicers and applicable law, and, to the extent not inconsistent with the foregoing, shall exercise that degree of skill and care it uses for servicing assets held for its own account.

         The Servicer's duties shall include collection and posting of all payments, responding to inquiries by Obligors or by Federal, State, or local governmental authorities on the Receivables, investigating delinquencies, sending payment books or monthly statements to Obligors, responding to inquiries by Obligors with respect to the Receivables and furnishing Monthly Servicing Certificates to the Trustee with respect to distributions and any additional information reasonably requested by the Trustee to enable the Trustee to make distributions and produce reports required under the Pooling and Servicing Agreement.

         Without limiting the generality of the foregoing, the Servicer shall be authorized and empowered to execute and deliver any and all instruments of satisfaction or cancellation, and all other comparable instruments, with respect to the Receivables or the Financed Vehicles.

         If the Servicer shall commence a legal proceeding to enforce a Receivable, the Trustee, acting on behalf of the Trust, shall thereupon be deemed to have automatically assigned such Receivable to the Servicer which assignment shall be solely for the purpose of collection. The Trustee, acting on behalf of the Trust, shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     B.  MAINTENANCE OF RECORDS

         The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit: (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each); (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time owing in respect of such Receivable.

         To the extent that such records are maintained on a computer system, the Servicer shall also maintain such computer system so that the Servicer's master computer records (including archives) that shall refer to each Receivable indicate that such Receivable is owned by the Trust.

         Such accounts and records shall be kept only for as long as Servicer is servicing the Receivables for the Trust.

         At all times during the term hereof, for so long as Aegis Auto Finance, Inc. is acting as Servicer, the Servicer shall keep available at its office located at 525 Washington Boulevard, Jersey City, New Jersey 07310 (or such other location as to which it shall give written notice to the Trustee and each Certificateholder), for inspection by Certificateholders a copy of the list of Receivables, and shall mail a copy of such list to a Certificateholder upon written request.

     C.  MAINTENANCE OF SECURITY INTEREST

         The Servicer shall cooperate with the Seller in taking such steps as are necessary to maintain perfection of the security interest created by each Receivable in the respective Financed Vehicle. The Trustee, on behalf of the Trust, hereby authorizes and the Servicer hereby agrees to take such steps (and at the Trust's expense) as are necessary to re-perfect such security interest on behalf of the Trust in the event such re-perfection is necessary or advisable for any reason. The title to each Financed Vehicle relating to a Receivable included in the Trust initially shall bear a notation of a lien in the name of the Originator.

     D.  COLLECTION OF RECEIVABLE PAYMENTS

         The Servicer shall use its best efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due.

         In addition, the Servicer, on behalf of the Trust, shall use its best efforts to repossess or otherwise recover the Financed Vehicle securing any Receivable as to which the Servicer shall have determined, after consultation with Seller if Servicer so requests, that eventual payment in full is unlikely and such repossession or recovery is permitted under the terms of the Receivable and any applicable law. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating the Financed Vehicle into cash proceeds.

           Subject to the provisions of paragraph IV.A. above, the Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include selling the Financed Vehicle at public or private sale in accordance with applicable state law. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless the Servicer shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds or Insurance Proceeds by an amount greater than the amount of such expenses.

     E.  PHYSICAL DAMAGE INSURANCE

         1.    The Servicer, in accordance with its
customary servicing procedures, shall use its best efforts to ensure that each Obligor maintains physical damage insurance covering the Financed Vehicle throughout the lesser of the term of the Trust or the Receivable.

         2. In the event of any physical loss or damage to a Financed Vehicle from any cause, whether through accidental means or otherwise, the Servicer shall have no obligation to cause the affected Financed Vehicle to be restored or repaired.
However, the Servicer shall comply with the provisions of any insurance policy or policies directly or indirectly related to any physical loss or damage to a Financed Vehicle.

         3. The Servicer will administer the filings of claims under the VSI Insurance Policy and the Risk Default
Insurance Policy as provided under paragraph IV.L. hereof.

     F.  COVENANTS OF THE TRUSTEE AND
SERVICER; NOTICES

         1. The Servicer shall (1) prior to a default with respect to a Receivable, not release any Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or upon transfer of the Financed Vehicle to a successor purchaser following repossession by the Servicer, (2) not impair the rights of the Certificateholders or the Trustee in the Receivables, (3) not increase the number of Scheduled Payments due under a Receivable except as permitted in paragraph A.3.e of Schedule A, (4) prior to the termination of the Trust, not sell, pledge, assign, or transfer to any other Person, or grant, create, incur, assume, or suffer to exist any Lien on any Receivable transferred to the Trust or any interest therein, except for assignment to the Risk Default Insurer upon its request after the Risk Default Insurer has paid a claim in full, (5) immediately notify the Trustee of the existence of any material Lien on any Receivable, (6) defend the right, title, and interest of the Trust in, to and under the Receivables transferred to the Trust, against all claims of third parties claiming through or under the Servicer,
(7) deposit into the Lock-Box Account all payments received by the Servicer with respect to the Receivables in accordance with this Servicing Agreement, (8) comply in all respects with the terms and conditions of this Servicing Agreement relating to the obligation of Seller to repurchase Receivables from the Trust pursuant to the Pooling and Servicing Agreement, or the obligation of the Originator to repurchase Receivables from the Seller pursuant to the Purchase Agreement, (9) promptly notify the Trustee of the occurrence of any Event of Servicing Default and any breach by the Backup Servicer of any of its covenants or representations and warranties contained herein, (10) with the cooperation of the Seller, make any filings, reports, notices, or applications and seek any consents or authorizations from any and all government agencies, tribunals, or authorities in accordance with the UCC and any state vehicle license or registration authority on behalf of the Trust as may be necessary or advisable or reasonably requested by the Trustee to create, maintain, and protect a first-priority security interest of the Trustee in, to, and on the Financed Vehicles and a first-priority security interest of the Trust in, to, and on the Receivables transferred to it and (11) take all reasonable action necessary to maximize the returns pursuant to the Risk Default Insurance Policy and the VSI Insurance Policy.

         2.    The Trustee shall promptly notify the
Servicer of any actual knowledge on its part (i) of any abandonment of any Financed Vehicle by an Obligor, (ii) of any material change in the condition or value of any Financed Vehicle,
(iii) of any waste committed with respect to any Financed Vehicle;
(iv) of any failure on the part of an Obligor to keep the Financed Vehicle insured or in good condition and repair, (v) of any permanent or substantial injury to a Financed Vehicle caused by unreasonable use, abuse or neglect or (vi) of any other matter which would adversely affect or result in diminution of the value of any Financed Vehicle.

         3.    The Servicer will promptly advise the
Trustee of any inquiry received from an Obligor which contemplates the consent of the Trustee. Inquiries contemplating consent of the Trustee shall include, but not be limited to, inquiries about settlement of any unasserted claim or defense, or compromise of any amount an Obligor owes or any other matters the Servicer should reasonably understand are not within the Servicer's authority under this Servicing Agreement.

         4. Notwithstanding any other provision of this Servicing Agreement, the Trustee and the Backup Servicer (except if and when the Backup Servicer is acting as the Servicer hereunder) shall be under no duty or obligation to investigate or inquire into the status of any Obligor or Financed Vehicle and "actual knowledge" referred to in subparagraphs 2 and 3 of this paragraph IV.F. shall be limited to actual knowledge of a Trustee Officer.

     G.  PURCHASE OF RECEIVABLES UPON BREACH


         The Servicer shall inform each Rating Agency, the Trustee, the Backup Servicer and each Certificateholder promptly, in writing, upon the discovery of any breach pursuant to Section
3.01 of the Pooling and Servicing Agreement. The Servicer has no duty to investigate or determine the existence of any breach except as specified herein. Unless the breach shall have been cured within the time periods specified in Section 3.02 of the Pooling and Servicing Agreement, the Trustee shall use all reasonable efforts to cause the Seller to repurchase or replace the affected Receivables in accordance with Section 3.02 of the Pooling and Servicing Agreement, and enforce the repurchase or substitution obligations of the Originator under Section 7.02 of the Purchase Agreement. In consideration of the purchase of such Receivable, the Trustee shall use all reasonable efforts to cause the Seller or the Originator to remit the Purchase Amount or the substitute Receivable to the Trustee. The Trustee's rights with respect to this paragraph IV.G. shall not subject the Trustee to any duty or obligation upon a breach by the Seller or the Originator of its representations, warranties or covenants as set forth above, other than to take action as described herein and as may be directed by the Certificateholders in accordance with and subject to the condition and limitation set forth in the Pooling and Servicing Agreement.

     H.  SERVICING FEE

         The Servicer shall be paid a monthly servicing fee ("Servicing Fee") with respect to each Receivable serviced under this Servicing Agreement during a Collection Period in accordance with paragraph III of Schedule A hereto. The Servicing Fee shall be due on the succeeding Distribution Date. In the event this Servicing Agreement is terminated on a date other than the last day of a Collection Period, then the Servicing Fee for such period shall be determined on a pro rata basis. In the event that the Backup Servicer assumes the responsibilities and obligations of the Servicer under this Servicing Agreement, the Backup Servicer shall be entitled to receive its normal and customary fee for such services with respect to comparable quality Receivables, not to exceed those set forth in the Fee Schedule set forth in paragraph III of Schedule A attached hereto.

     I.        MONTHLY SERVICING CERTIFICATES

         The Servicer shall deliver to the Backup Servicer, the Trustee (which shall deliver a copy to each Certificateholder), each Rating Agency and the Seller, on each Determination Date, a Monthly Servicing Certificate substantially in the form of Schedule B hereto containing all information necessary for the Trustee to calculate and make the distributions pursuant to Section 5.06 of the Pooling and Servicing Agreement.

     J.  ANNUAL STATEMENT AS TO COMPLIANCE;
         ACCOUNTANTS' SERVICING REPORT

         1.    The Servicer shall deliver to the Backup
Servicer, the Trustee, each Certificateholder, and each Rating Agency, on or before March 31 of each year, an Officer's Certificate, dated effective as of December 31 of the preceding year beginning with the calendar year ended December 31, 1996, stating that (i) a review of the activities of the Servicer during the preceding 12-month period and of its performance under this Servicing Agreement has been made under such officer's supervision and (ii) based on such review, the Servicer has materially fulfilled all its obligations under this Servicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Servicer from any such Certificateholder.

         2.    Unless required more frequently by each
Rating Agency, on each yearly anniversary of the Closing Date, the Servicer at the expense of the Trust, shall cause a firm of Independent Public Accountants to furnish a statement to the Trustee, each Rating Agency and each Certificateholder to the effect that such firm has examined certain documents and records relating to the servicing of the Receivables and the reporting requirements with respect thereto as set forth in this Agreement, and that, on the basis of such examination, such servicing and reporting requirements have been conducted in compliance with this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such statement.

         3. If an Event of Servicing Default shall have occurred and be continuing, then, at the request of the Majority Certificateholders not more frequently than once every six months, the Trustee, within 30 days of such request, shall cause a firm of Independent Public Accountants to review certain documents and records of the Servicer relating to the servicing of the Receivables and the reporting requirements with respect thereto as set forth in this Agreement, and furnish a statement to the effect specified in paragraph IV.J.2 above.

         4. The Servicer shall deliver to the Trustee, the Backup Servicer and each Certificateholder, promptly after having obtained actual knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of the Servicer of any event which with the giving of notice or lapse of time, or both, would become an Event of Master Servicing Default under Section 10.01 of the Pooling and Servicing Agreement or an Event of Servicing
Default under paragraph VI hereof.

     K.  ACCESS TO CERTAIN DOCUMENTATION
         AND INFORMATION REGARDING
         RECEIVABLES

         The Trustee and the Servicer shall, upon written request, each provide to or cause the Certificateholders to have access to its Custodian Files or Servicer Files, as the case may be, relating to the Receivables. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Trustee or the Servicer, as the case may be. Nothing in this Section shall affect the obligation of the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Trustee or the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this paragraph IV.K.

     L.  RESPONSIBILITY FOR INSURANCE POLICIES;
         PROCESSING OF CLAIMS UNDER INSURANCE
         POLICIES; DAILY RECORDS AND REPORTS

         1. The Servicer, on behalf of the Trust, will administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Insurance Policies relating to the Receivables. The Servicer, on behalf of the Trust, shall verify that an endorsement listing each Receivable has been issued with respect to each Receivable under the Risk Default Insurance Policy, that each Receivable is listed by the VSI Insurer as covered under the VSI Insurance Policy, and that the Risk Default
Insurance Policy names the Trustee as the insured and the VSI Insurance Policy names the Trustee as an additional insured.

         2. The Servicer will administer the filings of claims under the VSI Insurance Policy and Risk Default Insurance Policy by filing the appropriate notices related to claims as well as claims with the respective carriers or their authorized agents, all in accordance with the terms of the VSI Insurance Policy and Risk Default Insurance Policy. The Servicer shall file all such claims regardless of whether a Receivable may have become a Purchased Receivable or a Liquidated Receivable. The Servicer shall file such claims on a timely basis after obtaining knowledge of the events giving rise to such claims, subject to the servicing standard set forth in paragraph IV.A. hereof. The Servicer will utilize such notices, claim forms and claim procedures as are required by the respective insurance carriers. The Servicer shall notify the Trustee and Seller of (i) any such claims actually denied under the applicable Risk Default Insurance Policy or VSI Insurance Policy and (ii) those claims which would have been denied under such Risk Default Insurance Policy or VSI Insurance Policy had the Receivable(s) not been repurchased from the Trust, and in both cases, the reasons for such denials. The Servicer shall cause all Insurance Proceeds to be deposited to the Lock-Box Account within two (2) Business Days of receipt thereof.

         The Servicer shall not be required to pay any premiums or, other than administering the filing of claims and performing reporting requirements specified in the VSI Insurance Policy and Risk Default Insurance Policy in connection with filing such claims, perform any obligations of any named insured under the foregoing VSI Insurance Policy and Risk Default Insurance
Policy, and shall not be required to institute any litigation or proceeding or otherwise enforce the obligations of any insurer thereunder. Notwithstanding any provision to the contrary in the Pooling and Servicing Agreement, the Servicer shall not be responsible to any Certificateholder or the Seller (i) for any act or omission to act done in order to comply with the requirements or satisfy any provisions of the VSI Insurance Policy or Risk Default Insurance Policy or (ii) for any act or omission to act, absent willful misconduct or gross negligence, done or omitted in compliance with this Servicing Agreement. In the case of any inconsistency between this Servicing Agreement and the terms of any VSI Insurance Policy or Risk Default Insurance Policy, the Servicer shall comply with the latter.

         3. Notwithstanding any other provision in this Servicing Agreement to the contrary, the Trustee and the Backup
Servicer, unless it is acting as Servicer, shall not be under any obligation to administer the Receivables as required by the VSI
Insurance Policy and/or Risk Default Insurance Policy.

     M.  ENFORCEMENT

         1. The Servicer will, consistent with the standard of care required by paragraph IV.A. hereof, act with respect to the Receivables and the Insurance Policies in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto.

         2. The Servicer may and shall, at the direction of the Trustee, sue to enforce or collect upon the Receivables and the Insurance Policies (including unpaid claims), with the prior approval of the Trustee, in the name of and as agent for the Trust.
If the Servicer commences a legal proceeding to enforce a Receivable or an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the Receivable and the related rights under the Insurance Policies by the Trustee to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Receivable or an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Receivable or the Insurance Policy, the Trustee, on behalf of the Trust, shall, at the Servicer's request, take such steps as the Servicer deems reasonably necessary to enforce the Receivable or the Insurance Policy, including bringing suit in its name or the names of the Certificateholders. The Servicer shall be entitled to reimbursement for expenses incurred in connection with enforcement or collection activities with respect to the Receivables pursuant to this paragraph IV.M.2.

         3. The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Receivable in accordance with the Servicer's usual practice and the standard of care required by paragraph IV.A hereof. In exercising such recourse rights, the Servicer is hereby authorized on the Trustee's behalf to reassign the Receivable and to deliver the certificate of title to the Financed Vehicle to the person against whom recourse exists at the price set forth in the document creating the recourse.

         4. The Servicer may not permit any rescission or cancellation of any Receivable nor may it take any action with respect to any Receivable or Insurance Policy which would materially impair the rights or interest of the Trust or the Certificateholders therein or in the proceeds thereof.

         5. Except as otherwise provided in paragraph I.A.3 of Schedule A hereto, neither the Backup Servicer nor the Servicer may increase or reduce the amount of any Scheduled Payments, change any Receivable, APR, extend the maturity date of or rework any Receivable, modify or change any Obligor with respect to any Receivable or modify any other material term of a Receivable.

     N.  PAYMENT IN FULL ON RECEIVABLE

         Upon payment in full on any Receivable, the Servicer shall notify the Custodian pursuant to Section 3.03 of the Pooling and Servicing Agreement, prior to the next succeeding Distribution Date, by a certificate of a Servicing Officer substantially in the form of Schedule C hereto and request for release of the related Custodian File (which certificate shall include a statement to the effect that all amounts received in connection with such payment in full which are required to be deposited in the Collection Account or the Lock-Box Account pursuant to
Section 5.02 of the Pooling and Servicing Agreement have been so deposited). Upon receipt of such request, the Custodian shall promptly release or cause to be released such Receivable and the related Custodian File by executing a release and assignment in the form of Schedule D hereto, which shall be without recourse to the Trustee. The Custodian shall be authorized, upon receipt of a request for release from the Servicer in the form of Schedule C hereto, to execute an instrument in satisfaction of such Receivable and to take such other actions and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Financed
Vehicle related thereto. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' rights and remedies with respect to the Receivables.

     O.  SUBSTITUTION OF COLLATERAL

         In the event a Financed Vehicle sustains significant physical damage such that the insurance company carrying the physical damage insurance covering such Financed Vehicle determines that the Financed Vehicle is not repairable, the Servicer, the Trustee or the Seller may permit the Obligor to pledge a vehicle of equal or greater market value than that of the Financed Vehicle immediately prior to sustaining the physical damage, provided, that any such substitution shall not be made if to do so would void coverage of the related Receivable under the VSI Insurance Policy or the Risk Default Insurance Policy, and provided further that the value of Financed Vehicles (prior to sustaining the physical damage) for which substitutions may be made shall not exceed in the aggregate ten percent (10%) of the Original Pool Balance. The second vehicle shall be substituted as the collateral ("Substituted Financed Vehicle") for the Receivable and the terms of the Receivable shall not be amended or modified except to reflect the substituted collateral. The Servicer shall, within 90 days of the purchase of the Substituted Financed
Vehicle, cause the certificate of title for the Substituted Financed Vehicle to be delivered to the Trustee as Custodian pursuant to
Section 3.03 of the Pooling and Servicing Agreement; provided, however, that if the certificate of title is not delivered to the Trustee within such 90-day period, the Seller shall be deemed to be in breach of its representations and warranties in the Pooling and Servicing Agreement. In accordance with Section 3.03 of the Pooling and Servicing Agreement, the Servicer shall make appropriate notation in its records of the substitution of the collateral.

     P.  FIDELITY BOND AND ERRORS AND
OMISSIONS INSURANCE

         The Servicer shall maintain, at its own expense, (i) an errors and omissions insurance policy and (ii) a blanket fidelity bond (but only to the extent ALFI or any other subservicer appointed by the Servicer to perform the collection activities and related services specified to be performed by ALFI in paragraph
III. B. 10 hereof does not maintain a blanket fidelity bond with respect to such servicing functions to be performed hereunder; provided if the Servicer does participate in performing any such functions, it shall maintain a blanket fidelity bond), in each case with broad coverage with responsible companies on all officers, employees or other persons acting on behalf of the Servicer in any capacity with regard to the Receivables to handle funds, money, documents and papers relating to the Receivables. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons and shall be maintained in a form and amount that would meet the requirements of prudent institutional motor vehicle installment sales contract servicers. No provision of this paragraph IV.P. requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond and errors and omissions policy coverage and, by the terms of such fidelity bond and errors and omission policy, the coverage afforded thereunder extends to the Servicer. The Servicer shall cause each and every subservicer for it to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certification evidencing coverage under such fidelity bond and insurance policy. Any such fidelity bond or insurance policy shall not be cancelled or modified in a materially adverse manner without ten days' prior written notice to the Trustee, each Rating Agency and the Certificateholders.

V.   REPRESENTATIONS AND WARRANTIES

     A.  REPRESENTATIONS AND WARRANTIES OF
     SERVICER

         1. Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions of this Agreement.

         2. This Agreement and all other instruments or documents to be delivered hereunder or pursuant hereto, and the transactions contemplated hereby, have been duly authorized by all necessary corporate proceedings of Servicer; this Agreement has been duly and validly executed and delivered by Servicer; and, assuming due authorization, execution and delivery by Backup Servicer and the Trustee, this Agreement is a valid and legally binding agreement of Servicer enforceable in accordance with its terms.

         3. The execution and delivery of this Agreement by Servicer hereunder and the compliance by Servicer with all provisions of this Agreement do not conflict with or violate any applicable law, regulation or order and do not conflict with or result in a breach of or default under any of the terms or provisions of any contract or agreement to which Servicer is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the certificate of incorporation or bylaws of Servicer.

         4. During the term of this Agreement, Servicer will maintain fire and theft, general liability, business interruption and employee fidelity insurance coverage in such amounts and upon such terms as shall be customary given the nature and extent of Servicer's business activities.

         5. The Servicer is not in violation of, and the execution, delivery and performance of this Servicing Agreement by the Servicer will not constitute a violation with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would affect the performance of its duties hereunder;

         6. No proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is contemplated by or, to the Servicer's knowledge, pending or threatened against the Servicer which would under any circumstance have a material adverse effect on the execution, delivery, performance or enforceability of this Servicing
Agreement;

         7.    To the best of Servicer's knowledge all
electronic data provided by the Servicer will be at the time of delivery thereof true and correct;

         8. No information, certificate of an officer, statement furnished in writing or report delivered to the Backup Servicer by the Servicer will, to the knowledge of the Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

         9. The Servicer is an Eligible Servicer as of the Closing Date and shall remain an Eligible Servicer throughout the term of this Servicing Agreement.

     B.  REPRESENTATIONS AND WARRANTIES OF
     BACKUP SERVICER

         1.    Backup Servicer is a national banking
association in good standing under the laws of the United States, and has full corporate power and authority to enter into this Agreement and to carry out the provisions of this Agreement.
Backup Servicer has all licenses, approvals and consents to conduct its business as contemplated by this Agreement, except to the extent that the failure to possess such licenses, approvals and consents does not have a material adverse effect on the ability of the Backup Servicer to perform its duties under this Agreement.

         2. This Agreement and all other instruments or documents to be delivered hereunder or pursuant hereto, and the transactions contemplated hereby, have been duly authorized by all necessary corporate proceedings of Backup Servicer; this Agreement has been duly and validly executed and delivered by Backup Servicer; and, assuming due authorization, execution and delivery by Servicer, this Agreement is a valid and legally binding agreement of Backup Servicer enforceable in accordance with its terms.

         3. The execution and delivery of this Agreement by Backup Servicer hereunder and the compliance by Backup
Servicer with all provisions of this Agreement do not conflict with or violate any applicable law, regulation or order and do not conflict with or result in a breach of or default under any of the terms or provisions of any contract or agreement to which Backup Servicer is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the Certificate of Incorporation or Bylaws of Backup Servicer.

     C.  SURVIVAL OF REPRESENTATIONS AND
     WARRANTIES

     The representations and warranties set forth in this paragraph V are made as of the date of this Servicing Agreement and shall survive the date of this Servicing Agreement. Upon discovery by the Backup Servicer, the Trustee or the Servicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

VI.  EVENTS OF SERVICING DEFAULT

     If any one of the following events ("Events of Servicing
Default") shall occur and be continuing:

       (i) Any failure by the Servicer to deliver to the Trustee any proceeds or payment required to be so delivered under the terms of this Servicing Agreement that shall continue unremedied for a period of two (2) Business Days after the earlier to occur of (a) the date on which written notice of such failure shall have been received by the Servicer or
               (b) a Servicing Officer shall have actual knowledge thereof or, with reasonable diligence, should have had knowledge thereof; or

      (ii)     Failure on the part of the Servicer to
               observe or to perform in any material
               respect any other covenants or agreements set forth in this Servicing Agreement which continue unremedied for a period of thirty
               (30) days after the earlier to occur of (a) the date on which written notice of such failure shall have been received by the Servicer or
               (b) a Servicing Officer shall have actual knowledge thereof or, with reasonable diligence, should have had knowledge thereof; or

     (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, trustee, or liquidator for the Servicer in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of thirty
               (30) consecutive days; or

      (iv)     The consent by the Servicer to the
               appointment of a trustee, conservator,
               receiver, or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer and involving substantially all of its property; or

       (v) The Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition of any applicable bankruptcy, insolvency, or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (vi) The failure by the Servicer to provide true and correct electronic data, in violation of representations and warranties made by the Servicer in paragraph V.A. hereof, which violation shall be material and shall continue unremedied for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied, shall have been sent (1) to the Servicer by the Trustee, or (2) to the Servicer and to the Trustee by the Holders of Certificates evidencing not less than 20% of the Voting Interests thereof; or

     (vii) The assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or

         (viii) The failure to provide the Trustee at least thirty (30) days prior written notice of a merger or consolidation involving the Servicer or assumption of obligations of the Servicer, or the failure to receive the approval by each Rating Agency (such approval not to be unreasonably withheld) of such merger or consolidation involving the Servicer or assumption of obligations of the Servicer pursuant to paragraph XXIII of this Servicing Agreement; or

      (ix)     Any fraud, gross negligence or willful
               misconduct on the part of the Servicer with respect to the Receivables or its duties hereunder.

          Then, and in each and every case and so long as an Event of Servicing Default described above shall not have been remedied in the period, if any, provided for in the applicable subsection, the Trustee may, and upon the direction of the Majority Certificateholders or, in the case of an Event of Servicing Default described in subsections (iii), (iv) or (v) above, at the direction of the Risk Default Insurer, the Trustee shall terminate all of the rights and obligations of the Servicer under this Servicing Agreement.

          On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Servicing Agreement, with respect to the Receivables or otherwise, shall pass to and be vested in the Backup Servicer or in any successor Servicer to be appointed by the Trustee at the direction of the Majority Certificateholders or at the direction of the Risk Default Insurer, provided that the direction of the Risk Default Insurer shall be subject to the consent of the Majority Certificateholders and each Rating Agency. The Backup Servicer is hereby authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts with things necessary to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivable files, or otherwise. Anything to the contrary herein notwithstanding, the Backup Servicer may appoint agents to perform its duties as successor Servicer hereunder.

          The Servicer shall cooperate with the Backup
Servicer in effecting the termination of the responsibilities and rights of the Servicer under this Servicing Agreement, including the transfer to the Backup Servicer or any successor Servicer for administration by it of all cash amounts that shall at the time be held by the Servicer or shall have been deposited by the Servicer in any account or that shall thereafter be received by the Servicer with respect to a Receivable.

          The Backup Servicer or the successor Servicer appointed by the Trustee (including by reason of an Event of Servicing Default under this Section or resignation pursuant to
Section XXII) shall be successor in all respects to the Servicer in its capacity as Servicer and custodian under this Servicing
Agreement; provided, however that the Backup Servicer or successor Servicer shall not be liable for any acts, omissions or obligations of the Servicer that arose prior to such succession or for any breach by the outgoing Servicer of any of its representations and warranties contained in this Servicing
Agreement or in any related document or agreement, and the outgoing Servicer shall not be relieved of any liability or obligations hereunder to the extent such obligation or liability arose prior to such succession. The Servicer shall be entitled to receive all Servicing Fees and recovery of all costs up to the date of the transfer to the successor Servicer of all functions referenced under this Servicing Agreement.

VII.      REMEDIES

          In addition to the right to terminate contained in
Section VI, the Servicer agrees that upon the happening of any Event of Servicing Default (as defined herein), the Backup Servicer or the successor Servicer may avail itself of any other relief to which the Backup Servicer or the successor Servicer may be legally or equitably entitled, subject only to the provision of
Section XIII of this Servicing Agreement.

VIII.          RESPONSIBILITY AND AUTHORITY OF
SERVICER

          Subject to the limitations set forth herein or in the Pooling and Servicing Agreement, the Servicer shall have the full power and authority, acting alone and without the consent of the Trustee or the Backup Servicer, to do any and all things in connection with such servicing and administration that it may deem reasonably necessary or desirable, to collect the Receivables, to disburse the proceeds and to protect the interests of the Trustee and the Certificateholders in the Receivables.

IX.       COLLECTIONS; LOCK-BOX ACCOUNT AND
          RELATED BANK ACCOUNTS

          Any amounts received by the Servicer, including all payments by or on behalf of the Obligors (other than Purchased Receivables), all Liquidation Proceeds, Insurance Proceeds and other Recoveries, all as collected during the Collection Period in respect of a Receivable being serviced by the Servicer, shall be remitted to the Lock-Box Account as soon as practicable, but in no event later than the close of business on the Business Day after receipt thereof by the Servicer.

          The Servicer shall maintain the Lock-Box Account and shall collect and hold in trust (for the benefit of the Trust) in such account all funds received on account of the Obligors until such funds are transferred to the Trustee or in accordance with its instructions. On a daily basis the posted balance (in excess of $2,000) related to the Receivables in the Lock-Box Account shall be transferred by wire transfer to the Trustee.

          Such funds shall not be commingled with the funds of any other person; provided that there may be deposited in the Lock-Box Account moneys collected on other motor vehicle installment sales contracts originated by Aegis Finance and its affiliates. The Servicer shall be responsible for all charges with respect to the Lock-Box Account and, insofar as such charges relate to the Receivables, shall be reimbursed in accordance with the instructions set forth in the Monthly Servicer Certificate. The Servicer shall provide written notice to the Trustee of the location and account number of the Lock-Box Accounts promptly after establishing or changing the same.

          Wells Fargo Bank, N.A. will serve as the initial Lock-Box Account Depository with respect to the Receivables.
The Servicer shall provide thirty (30) days' prior notice to the Trustee of its appointment of a successor Lock-Box Account Depository, which such successor Lock-Box Account Depository shall be an Eligible Institution.

          The Servicer shall deposit into the Lock-Box
Account all amounts (including late payments) remitted by Obligors to the Servicer under the terms of the Receivables within one (1) Business Day after receipt thereof. The Servicer shall provide the Lock-Box Account Depository with a report providing instructions related to distributions of funds from the Lock-Box Account to the Collection Account.

          The Servicer shall deposit in the Collection Account the aggregate Purchase Amount with respect to Purchased
Receivables.  All such deposits shall be made in Automated
Clearinghouse Corporation next-day funds or immediately available funds, on the Business Day following receipt thereof.

X.   DOCUMENTS AND RECORDS

     A.   SERVICING DOCUMENTS AND RECORDS

          1. All documents with respect to an Obligor account and delivered to Servicer hereunder will be held in trust and kept safely by Servicer as delivered.

          2. The Servicer shall hold in trust and keep safely for the benefit of the Trust the computer records relating to the Obligor accounts and the proceeds thereof.

          3. The Servicer will furnish copies of any audit reports prepared for the Servicer (either internal or otherwise) with respect to the Receivables to the Trustee promptly upon the receipt thereof by Servicer.

          4. All data, documents and information held by the Servicer on behalf of the Trust shall be held in confidence and not used or disclosed for any purpose other than as contemplated by this Servicing Agreement or as required by law or as may be necessary to enforce their respective rights under this Servicing Agreement.

     B.   REPORTS AND CREDIT AGENCIES

          1. In addition to its normal reporting, the Servicer shall also furnish Backup Servicer upon request with such reports as are required by this Servicing Agreement and such additional information underlying the data in the aforesaid reports as may be reasonably pertinent to Backup Servicer's needs and that can be generated by the Servicer's existing data processing system without undue effort or expense. The reports required by this Servicing Agreement shall be substantially in the form of Schedule B hereto.

          2. Backup Servicer and Trustee understand that all transactions with respect to an Obligor account will be reported by Servicer to one or more Credit Agencies in the name of the Seller or its applicable affiliate as required by contract and by law. Servicer will comply with all Credit Agency agreements.


XI.       INDEMNIFICATION

          The Servicer agrees to indemnify the Backup
Servicer and the Trustee and hold the Backup Servicer and the Trustee, their respective officers, employees and agents harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Backup Servicer or the Trustee, as the case may be, may sustain in any way related to failure of the Servicer to perform its duties and service the Receivables in compliance with the terms of this Servicing Agreement. The Servicer shall immediately notify the Backup Servicer and the Trustee if a claim is made by a third party with respect to this Servicing Agreement or the Receivables, assume (with the consent of the Backup
Servicer and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Backup Servicer or the Trustee in respect of such claim. This right to indemnification shall survive the termination of this Servicing Agreement.

XII.      TERM AND TERMINATION

          1.   The Servicer agrees to service all
Receivables for their full term and until their expiration or earlier termination.

          2. In the event the Trustee, on behalf of the Trust, transfers any Receivable(s), the transferee shall have the option to terminate the servicing of the respective Obligor account(s) by providing thirty (30) days written notice to Servicer.

          3. The holder of the Residual Interest may at any time replace the Servicer with a substitute Eligible Servicer upon the delivery of written notice of such substitution stating the name and address of such substitute Servicer to the Master
Trustee, the Trustee, each Rating Agency and the predecessor Servicer at least 90 days prior to the change in Servicer, provided
(1) the holder of the Residual Interest delivers to the Trustee in connection with such substitution evidence of the consent of at least the Majority Certificateholders to the change and (2) provided further that such substitute Servicer shall have executed an agreement of assumption, acceptable to the Trustee and each Rating Agency, under which it assumes every obligation and duty of the Servicer under this Servicing Agreement. Upon the occurrence of the foregoing, such substitute Servicer shall be deemed the Servicer for all purposes under this Servicing
Agreement.

          Should the transferee or holder of the Residual
Interest elect to terminate the servicing as indicated above, the Servicer shall be entitled to a five ($5.00) dollars per Receivable transfer fee, such fee to be paid by the transferee or holder of the Residual Interest on the date of transfer.

XIII.     ARBITRATION AND ATTORNEYS' FEES

          1.   It is understood that this Servicing
Agreement is made in good faith and should there arise, from any unforeseen cause, a difference of opinion or of interpretation of this Servicing Agreement which cannot be settled amicably between the Trustee, the Backup Servicer and the Servicer, such difference or interpretations shall be submitted to a decision of a board of arbitration.

          2. The aforementioned board of arbitration shall be composed of two (2) arbitrators and an umpire meeting in the State of Minnesota, unless otherwise agreed to by the Trustee, the Backup Servicer and the Servicer.

          3. The members of the board of arbitration shall be active or retired disinterested officials of insurance companies or financial institutions. Each party shall appoint its arbitrator, and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within thirty (30) days after being requested to do so by the claimant, the latter shall also appoint the second arbitrator.

               If the two arbitrators fail to agree upon the appointment of an umpire within two (2) weeks after their nominations, each of them shall name three (3), of whom the other shall decline two (2) and the decision shall be made by drawing lots. The claimant shall submit its initial brief within twenty (20) days from appointment of the umpire. The respondent shall submit its brief within twenty (20) days thereafter, and the claimant may submit a reply brief within ten (10) days after filing of the respondent's brief.

          4. The board shall make an award with regard to the custom and usage of the business contemplated by this Servicing Agreement. The board shall issue its award in writing based upon a hearing at which evidence may be introduced without following strict rules of evidence but in which cross-examination and rebuttal shall be allowed.

               The board shall make its award within thirty
(30) days following the termination of the hearing unless the parties consent to an extension. A decision by the majority of the members of the board shall become the award of the board and shall be final and binding upon all parties to the proceeding. Either party may apply to the United States District Court, sitting in the State of Minnesota, for an order confirming the award. If such an order is issued, the attorneys' fees of the party so applying and the court cost will be paid by the party against whom confirmation is sought.

          5. Each party shall bear the expense of its arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceeding (including attorneys' fees of the parties) shall be allocated by the board in its award. Notwithstanding any other provision hereof, any expenses (including attorney's fees) incurred by the Trustee or the Backup Servicer shall be reimbursed from the Trust.

XIV.      WAIVERS

          No failure or delay on the part of the Servicer, the Trustee or the Backup Servicer in exercising any power, right or remedy under this Servicing Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy, preclude any other or further exercise thereof or the exercise of any other power, right or remedy, except by a written instrument signed by the party to be charged or as otherwise expressly provided herein.

XV.       NOTICES

          Except as otherwise provided herein, all notices, requests, consents, demands and other communications given hereunder shall be in writing. All notices of whatever kind shall be either personally delivered or sent by telecopy or other form of rapid transmission and confirmed by United States mail, properly addressed and with full postage prepaid, addressed as follows:

               To Servicer:        Aegis Auto Finance,
                              Inc.
                              525 Washington
                              Boulevard
                              Jersey City, NJ
                              07310
                              Attn: Joseph F.
                              Battiato, President
                              Telecopy No. (201)
                              418-7339

               To Backup Servicer: Norwest Bank
                                   Minnesota,
                              National Association
                              Corporate Trust
                              Services
                              Asset Backed
                              Administration
                              Sixth Street and
Marquette Ave.
                              Minneapolis, MN
55479-0070
                              Telecopy No. (612)
667-3539

               To Trustee:         Norwest Bank
                                   Minnesota,
                              National Association
                              Corporate Trust
                              Services
                              Asset Backed
                              Administration
                              Sixth Street and
Marquette Ave.
                              Minneapolis, MN
55479-0070
                              Telecopy No. (612)
667-3539

          or to such other address as such party shall have specified in writing in the manner set forth above. All notices to the Certificateholders shall be sent in the manner specified in the Pooling and Servicing Agreement.

XVI.      ASSIGNABILITY

          No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties. Nothing in this Servicing Agreement is intended to confer, expressly or by implication, upon any Person other than the Trustee, the Backup Servicer and the Servicer any rights or remedies under or by reason of this Servicing Agreement.

XVII.          FURTHER ASSURANCES

          Each party agrees, if reasonably requested by another party, to execute and deliver such additional documents or instruments and take such further actions as may be reasonably necessary to effect the transactions contemplated by this Agreement.

XVIII.    COUNTERPARTS

          This Servicing Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.
XIX.      ENTIRE AGREEMENT; AMENDMENTS

          This Servicing Agreement, including the Schedules attached hereto and the documents referred to herein, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior understandings, negotiations, commitments and writings with respect thereto. This Servicing Agreement may not be modified, changed or supplemented except upon the express written consent of each of the parties hereto. The Trustee shall not agree to any amendment of this Servicing Agreement without the prior written consent of the Majority Certificateholders. In the event of any conflict between this Servicing Agreement and a Schedule hereto, the Schedule shall govern.

XX.       INSPECTION

          Any party hereto or its designated agents, and any Certificateholder, may, during ordinary business hours and after reasonable notice, inspect, audit, check and make abstracts from any party's books, accounts, records and other papers directly pertaining to the subject matter of this Servicing Agreement or the Schedules hereto. All costs and expenses of such activities shall be borne by the inspecting party. Each party shall use reasonable efforts to facilitate any such inspection.

XXI.      LIMIT ON TRUSTEE'S PAYMENT
          OBLIGATIONS

          Neither the Trustee, nor Norwest Bank Minnesota, National Association, nor any of its affiliates, shall have any obligation to make any payment to the Servicer in respect of any payment obligation of the Trustee to the Servicer under this Servicing Agreement, any Schedules, riders or amendments hereto otherwise than from funds held by the Trustee pursuant to the Pooling and Servicing Agreement. The Servicer hereby specifically consents to the same and agrees that under no circumstances will it offset or otherwise withhold amounts owing to it from remittances made by it to the Trustee pursuant to this Servicing Agreement, or any Schedules hereto or any riders or amendments hereto.

XXII.          SERVICER NOT TO RESIGN

          1.   The Servicer shall not resign from the
obligations and duties imposed on it as Servicer under this Servicing Agreement except (i) in the event that the performance of its duties under this Servicing Agreement shall no longer be permissible under applicable law or it shall no longer be an Eligible Servicer or (ii) if the Backup Servicer has taken over the duties of the Servicer in accordance with the terms hereof or upon the appointment of a successor or substitute Servicer (other than the Backup Servicer) to take over the duties and obligations of the Servicer hereunder. Notice of any such determination permitting the resignation of the Servicer shall be communicated in writing to the Trustee, the Backup Servicer and each Rating Agency at the earliest practicable time and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until an Eligible Servicer shall have assumed the responsibilities and obligations of the Servicer; provided, however, in the event that the Backup Servicer is unable to act as Servicer hereunder and a successor Eligible Servicer has not been appointed within thirty (30) days, the Trustee may petition a court of competent jurisdiction for the appointment of a successor Eligible Servicer acceptable to the Majority Certificateholders.

          2. Upon the Servicer's receipt of notice of termination pursuant to paragraph VI. or upon the Servicer's resignation pursuant to this paragraph, the Backup Servicer shall perform as Servicer until such time, if ever, as a successor Servicer who is an Eligible Servicer reasonably acceptable to each Rating Agency and the Majority Certificateholders shall have been appointed by the Trustee and shall have assumed the duties and responsibilities of the Servicer.

          3. Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor
Servicer, and shall be entitled to the applicable portion of the Servicing Fee and all of the rights granted to the predecessor
Servicer, by the terms and provisions of the Pooling and Servicing
Agreement.

XXIII.
MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF
THE
          OBLIGATIONS OF, OR RESIGNATION OF
SERVICER.

          Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole, or (d) which may succeed to the duties and obligations of the Servicer under this Servicing Agreement which Person executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Servicing Agreement without further act on the part of any of the parties to this Servicing Agreement; provided, however, prior to any merger or consolidation of, or assumption of the obligations of, the Servicer, each Rating Agency shall have delivered to the Servicer, the Backup Servicer, the Trustee and each Certificateholder a statement that such transaction shall not have an adverse effect on the ratings assigned to the Rated Certificates; further provided, however, that (i) immediately after giving effect to such transaction, no Event of Servicing Default (as defined in paragraph VI.), and no event which, after notice or lapse of time, or both, would become an Event of Servicing
Default shall have happened and be continuing, (ii) the Servicer shall have delivered to the Trustee an Officer's Certificate stating that such consolidation, merger or succession and such agreement of assumption comply with this paragraph XXIII. and that all conditions precedent provided for in this Servicing Agreement relating to such transaction have been complied with, and (iii) the Servicer shall have delivered to the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements, continuation statements and amendments and notations on certificates of title thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and the Financed Vehicles, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. Without receipt by the Trustee of written notice from the Servicer of such merger, consolidation or succession at least thirty days prior to such action by the Servicer and approval by each Rating Agency and the Majority Certificateholders, which approval shall not be unreasonably withheld, such merger, consolidation or succession shall constitute an Event of Servicing Default with respect to the Servicer.

XXIV.     GOVERNING LAW.

          This Servicing Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard or reference to principles of conflicts of laws of such State.

          IN WITNESS WHEREOF, the parties hereto have caused this Servicing Agreement to be executed as of the date first written above.

                                   SERVICER:
                                   AEGIS AUTO
                                   FINANCE,
                                   INC.


                                        By:


                                         Joseph F.
Battiato
                                         President


































        [Signatures continue on following page]
                                   BACKUP
                                   SERVICER:
                                   NORWEST
                                   BANK
                                   MINNESOTA
                                   , NATIONAL
                                   ASSOCIATIO
                                   N, in its
                                   capacity as
                                   Backup
                                   Servicer under
                                   the Pooling
                                   and Servicing
                                   Agreement


                                   By:


                                        Name:
Stephen Seitz
                                        Title:
Corporate Trust Officer

                                   TRUSTEE:
                                   NORWEST
BANK MINNESOTA,
                                   NATIONAL
ASSOCIATION, in its
                                   capacity as
Trustee under the
                                   Pooling and
Servicing Agreement



                                   By:


                                        Name:
Stephen Seitz
                                        Title:
Corporate Trust Officer






















 [Counterpart signature page to Servicing Agreement]

ACKNOWLEDGEMENT AND AGREEMENT OF SELLER

     The undersigned hereby acknowledges this Servicing
Agreement and agrees, in its capacity as Seller, to be bound by the applicable provisions hereof.

AEGIS AUTO FUNDING CORP.,
In its capacity as Seller under the
Pooling and Servicing Agreement


By:
       Brendan Meyer
       Vice President
    SCHEDULE A - SUMMARY OF SERVICES

I.   SERVICES

     A. CONTRACT SERVICES - COLLECTIONS

          1.   Prior to the execution of this Agreement
               Servicer has established a Lock-Box
               Account at Wells Fargo Bank, N.A.

          2. Servicer shall be responsible for the mailing of payment coupon books or monthly statements. Payment books shall contain coupons in sufficient quantity to allow Obligor to enclose a coupon with each scheduled payment per the terms of the related contract. Each payment coupon book may contain up to 36 coupons.

               For those Obligor accounts whose contract term exceeds 36 months a new coupon book for the remaining term will be sent in the 35th month.

          3. Servicer shall process Obligor accounts for which the Obligor fails to make a payment on the applicable payment due date (a
               "Delinquency") on the following basis:

               a.   Commencing on the first business
                    day on which an Obligor is
                    delinquent by more than ten (10)
                    days, Servicer shall, at the Servicer's
                    discretion, either (1) phone the
                    Obligor, (2) if no contact is made
                    after phoning, the Servicer may send
                    a letter to the Obligor asking the
                    Obligor to immediately contact the
                    Servicer, or (3) order a field call by
                    an outside agency to the Obligor.

               b.   Servicer may request the Seller's
                    authorization to repossess an
                    Obligor's vehicle at any time after an
                    Obligor is delinquent and Servicer
                    has satisfactory reason to believe that
                    Obligor will not pay.   However,
                    such authorization will be deemed
                    given if Servicer cannot obtain
                    timely authorization, provided
                    Servicer has determined that any
                    delay would impede the Servicer's
                    ability to service the Obligor's
                    vehicle.  Servicer shall create and
                    maintain a report of any Obligor's
                    vehicle it repossesses and all events
                    leading to such action.

               c.   If an Obligor requests a change to
                    his normal monthly due date (a "Due
                    Date Change") and if the Obligor has
                    defaulted on his obligations under a
                    Receivable or if the Servicer
                    reasonably believes such default is
                    imminent, Servicer may grant such
                    Due Date Change to the extent the
                    Servicer deems in the best interest of
                    the Certificateholders; however, no
                    Due Date Change shall be granted
                    beyond the currently due month.

               d.   Except as otherwise provided in this
                    agreement, if an Obligor has been
                    delinquent for more than thirty-five
                    (35) days, Servicer shall request
                    Seller's authorization to repossess
                    pursuant to Section IA3.b. of this
                    Schedule A.

               e.   If an Obligor requests an extension
                    of the currently required monthly
                    payment to extend the end of the
                    loan term (a "Loan Extension") and
                    if the Obligor has defaulted on his
                    obligations under a Receivable or if
                    the Servicer reasonably believes such
                    default is imminent, Servicer may to
                    the extent the Servicer deems in the
                    best interest of the Certificateholders
                    grant such Loan Extension once each
                    year.

                    Servicer shall grant a Loan
                    Extension only to those Obligors
                    who have made at least six (6)
                    regularly scheduled payments; and in
                    no case shall the number of Loan
                    Extensions per loan exceed the
                    number of years in the loan term.  In
                    no event may any modification cause
                    the final payment date to extend
                    beyond the Final Scheduled
                    Distribution Date for the
                    Receivables.

     B.   CONTRACT SERVICES - CUSTOMER SERVICE

          1. If Servicer receives written or oral notice from an Obligor of such Obligor's refusal to make payments on the Obligor's account, Servicer shall enter such notice into its computer records.

          2. The Seller shall have the responsibility to apply for title to the motor vehicle covered by the contract. Servicer shall send, or cause to be sent, to Trustee all titles to such motor vehicles. With respect to titles received, Servicer shall verify that Aegis Finance is noted as lien holder.

          3.   Servicer shall notify Originator and/or
               Custodian of any discrepancies with respect to the lien holder indicated on received titles. Servicer shall further notify Originator and/or Custodian of missing titles.
               Originator shall be responsible for correcting title discrepancies and obtaining missing titles.

          4. Servicer shall not release any title to a vehicle except upon the full payment of the remaining obligor principal balance by the Obligor or others, or the repossession and sale of the related vehicle, or the release of the title to Originator for the correcting of title problems, or as required by law, or as directed by Custodian. Custodian will release title to Servicer on a timely basis, pursuant to Section 3.04(c) of the Pooling and Servicing Agreement.

          5.   Servicer shall perform the following
               insurance tracking functions with respect to a contract until the earlier of the repossession and sale of the vehicle or the remaining obligor principal balance is paid in full by the Obligor or others:

               a.   Seller shall provide initial physical
                    damage insurance information at the
                    time of portfolio boarding.

               b.   Servicer shall notify Seller and/or
                    Custodian if Servicer has not
                    received a copy of a physical damage
                    insurance policy for an Obligor's
                    vehicle within twenty (20) days of
                    the receipt of a Notice of
                    Cancellation/Non-Renewal.

               c.   Servicer shall produce a monthly
                    Insurance Expiration report showing
                    those Obligor accounts for whom a
                    Notice of Cancellation/Non-Renewal
                    has been received or the expiration
                    date for an Obligor's insurance
                    policy in Servicer's computer records
                    has elapsed.

               d.   Servicer shall not be liable for any
                    loss or liability resulting from the
                    lack of insurance coverage on any
                    Obligor vehicles if it has complied
                    with the foregoing.

          6. Servicer shall negotiate and settle any claims relating to physical damage to a vehicle and endorse any insurance company drafts for such claim subject to the following conditions:

               a.   Servicer shall endorse a draft for
                    payment of a claim to body shop or
                    other auto repair service.

               b.   If the Obligor's account is more than
                    thirty (30) days delinquent, Servicer
                    shall attempt to collect all currently
                    due amounts. If unable to make such
                    collection, Servicer shall request
                    Seller's authorization to repossess
                    vehicle from the repair facility
                    pursuant to Section I-A-3.b. of this
                    Schedule A.  To effect such
                    repossession, Servicer may negotiate
                    for the release of the vehicle from
                    the repair facility in exchange for the
                    endorsed draft in the amount of the
                    repairs and an agreement to hold the
                    repair facility harmless for the
                    release of the vehicle.


          7. Servicer shall calculate early payoffs of remaining obligor principal balance per the terms of the related sales contract. Seller authorization is required for any payoff amount other than the full calculated amount. Notwithstanding any condition in this Agreement, Servicer, however, shall have the right (in the event of early payoff) to waive any remaining obligor principal balance of twenty-five dollars ($25.00) or less.

          8. Upon receipt by Servicer of the full payment of the remaining Obligor principal balance by the Obligor, the Custodian shall release to the Servicer which in turn shall release and forward to the Obligor the original of the installment sales contract.

II.
     A.   SPECIAL COLLECTION ACTIVITIES

          1. Repossession and Sale

               The following terms shall govern the
               repossession and sale of the vehicle:

               a.   Servicer shall order repossession
                    services from licensed, bonded
                    agents.

               b.   Within five (5) business days after
                    repossession or sooner if required by
                    law, Servicer shall prepare and mail
                    a Notice of Intent (the "NOI") to the
                    Obligor and send a copy of the NOI
                    once per month together with their
                    monthly reports to the Seller.

               c.   Servicer shall cause the repossessed
                    vehicle to be delivered to a location
                    as designated by Seller for the
                    amount of time required by
                    applicable State law for Obligor
                    redemption (the "Obligor
                    Redemption Period").

               d.   After the expiration of the Obligor
                    Redemption Period, Seller may
                    authorize Servicer to arrange for the
                    sale and disposition of the vehicle.

          2.   Credit Enhancement Claims Filing

               Within the provisions of the Fee Schedule set forth in paragraph III of this Schedule, Servicer shall perform the following insurance functions with respect to a Receivable and will comply with all necessary operating and claims filing procedures (which may be modified by the insurance company from time to time and by mutual consent of the Seller and the Servicer) pursuant to each Credit
               Enhancement:

               a.   With respect to the Risk Default
                    Insurance Policy, Servicer shall:  (1)
                    file notice of loss within the earlier
                    of (a) 60 days from the date of
                    expiration of the Obligor Redemption
                    Period or (b) 30 days from the date
                    the Financed Vehicle was sold at
                    auction, (2) maintain claim data
                    components, (3) calculate the claim
                    amount and (4) submit to the Insurer
                    all supporting documents for each
                    claim required by the Risk Default
                    Insurance Policy.

               b.   With respect to the VSI Insurance
                    Policy, Servicer shall:

                    (1)  if appropriate, prior to
                    liquidation and within ninety (90)
                    days of date of loss, file an initial
                    notice of loss which shall mean the
                    following for purposes of this
                    Section only:

                         (A)  For physical damage,
                         the date of repossession;

                         (B)  For instrument non-
                         filing insurance, the date of
                         filing of a superior lien;

                         (C)  For a skip, the date of
                         the first delinquency plus 150
                         days; and

                         (D)  For a repossession,
                         the date the damage
                         occurred.

                    (2)  maintain physical and electronic
                    information, (3) calculate the claim
                    amount, (4) prepare physical and
                    electronic information and complete
                    claim form and (5) in the case of a
                    claim dispute, select an independent
                    appraiser and file an appraisal report
                    within thirty (30) days of initial
                    claim filing rejection.

          3. Deficiency

               a.   After the repossession and sale of a
                    vehicle, in order to calculate a
                    deficiency, if any, Servicer shall
                    request the cancellation of any
                    financed product related to the
                    vehicle (e.g., credit life, disability
                    insurance, etc.), file for any refunds
                    associated therewith and furnish a
                    cancellation report to Custodian.

               b.   After taking into account any
                    cancellation refunds, Servicer shall
                    compute any deficiency resulting
                    from the repossession and sale of a
                    vehicle and notify Obligor of any
                    such deficiency.


               c.   At the discretion and instruction of
                    the Seller, Servicer shall  commence
                    collection activities on any such
                    established Obligor deficiency
                    accounts.

          4. Bankruptcies

               If Servicer receives written notice that an Obligor has become subject to bankruptcy proceedings under Federal or State law, Servicer or its designee (attorney if required) shall provide the following services as necessary:

               a.   Servicer shall immediately cease all
                    collection activity and otherwise
                    comply with the Bankruptcy Code
                    and all related laws and regulations.

               b.   Servicer shall file a claim with the
                    applicable court.

               c.   Servicer shall obtain legal services
                    for the prosecution of the claim
                    when necessary.

               d.   Servicer shall monitor the receipts of
                    funds being paid through the
                    applicable bankruptcy plan.

               e.   Upon dismissal of an action under
                    bankruptcy, Servicer shall service
                    the Obligor's account pursuant to the
                    standard collection procedures of
                    Section I of this Schedule A.

               f.   Should the Obligor account be the
                    subject of a reaffirmation or court
                    ordered modified payment schedule,
                    Servicer shall administer and collect
                    the account in the same fashion as
                    that prior to the bankruptcy
                    proceedings.

          5. Disability

               If Servicer is notified in writing of an Obligor's disability claim and evidence of the Obligor's disability insurance policy is on file, Servicer shall suspend all collection activity on such Obligor's account until such time as Obligor resumes his normal payment schedule, however:

               a.   Servicer shall continue to monitor
                    such Obligor's account until the
                    earlier of the date on which:

                    1)   A claim approval or denial
                         has been received; or

                    2)   The Obligor resumes
                         payment, at which time
                         Servicer will resume
                         collection activity pursuant to
                         Section III of this agreement.

               b.   If Obligor's disability claim is
                    denied, Servicer shall resume
                    collection activity pursuant to Section
                    I of this Agreement and the terms
                    and conditions of the related sales
                    contract.

               c.   Servicer's collection procedures for
                    a disability account shall comply
                    with the terms stipulated on the
                    related sales contract.

          6.   Allotments

               Servicer shall have been notified at the time of loan boarding if an Obligor will be subject to military allotment processing. If Servicer has not received an allotment verification on a designated allotment account within 60 days of any subsequent allotment establishment and the designated Obligor's account is greater than 45 days delinquent, Servicer shall request Seller's authorization to repossess pursuant to
               Section I.A.3.b of this Schedule A.

          7.   Skips

               If Servicer determines that Obligor has
               become a skip, Servicer shall conduct skip-tracing efforts for a period of 30 days. If such skip-tracing efforts prove unsuccessful, Servicer will file (if applicable) the necessary claim forms with Seller's insurance carriers as described in II A(2) of Schedule B of this document.

III. FEE SCHEDULE

     Servicer shall be entitled to receive the following fees and costs no later than the Distribution Date immediately following each related Collection Period:

     A.   GENERAL SERVICING

          1.   For all Receivables with an outstanding
               balance greater than zero dollars ($0.00) as of the first day of the related Collection
               Period, a monthly serving fee equal to one-twelfth of 1.85% of the outstanding balance or $10.00, whichever is greater.

          2. All extension fees that are received during the related Collection Period.

          3. All late charges that are received during the related Collection Period.

          4.   A charge of $25.00 per filing of Credit
               Enhancement claims forms with the
               designated Insurers during the related
               Collection Period.

     B.   EXPENSE REIMBURSEMENT

          1.   All out-of-pocket expenses incurred by
               Servicer in the pursuit of its job functions as described in this Schedule (including but not limited to filing fees, investigation fees, repossession fees, transportation and storage fees, legal fees, DMV fees, etc.) shall be reimbursed to the Servicer at Servicer's actual cost. In addition Servicer shall be entitled to an administrative fee equal to 8% of all out-of-pocket expenses. Servicer shall provide the Trustee with documentation for all such out-of-pocket expenses as a condition to payment.

          2. All postage costs associated with the mailing of insurance follow-up letters, payment statements, including Notice of Intent and Deficiency Statement, during the related Remittance Period.

          3.   All expenses relating to establishing,
               maintaining and transferring funds from the Lock-Box account to the relevant Collection
               Account maintained by the Trustee. Such expenses shall be reimbursed at actual cost provided the Servicer include copies of related invoices.

     C.   DEFICIENCY SERVICING

          For those Obligor accounts that have been the subject of a short insurance payoff, within the related Collection Period, Servicer shall cause the account to be moved to a "non-performing" loan pool and marked inactive.

          All collection activity by Servicer will be suspended until such time as the Seller directs Servicer to resume collection efforts. Upon such reactivation, a one time set-up fee of fifty ($50.00) dollars will be charged and payable on the next Distribution
          Date.

          For each Collection Period that an Obligor account remains in the above described deficiency condition, a servicing fee will be charged and payable on the related Distribution Date based on the following schedule:

          1.   $1.00 per month for months 1-4 that a
subject Receivable remains in the nonperforming loan pool.

          2.   $0.50 per month for months 5-8 that a
Receivable remains in the nonperforming loan pool.

          3. $0.10 per month for each month thereafter that a Receivable remains in the nonperforming loan pool.

SCHEDULE B

           SERVICER MONTHLY ACTIVITY REPORT
          Aegis Auto Receivables Trust 1996-A
    Automobile Receivable Pass-Through Certificates
                     Series 1996-A

I. COLLECTION ACTIVITY    INTEREST           PRINCIPAL
                            TOTALS

Beginning of Period Pool Principal Balance                         0


Scheduled Payments               0                   0
                                 0
Full & Partial Prepayments       0                   0
                                 0
Risk Default Insurance Cash Proceeds                 0             0
                                 0
Receivables Repurchased by Seller
Recoveries (on Liquidated and Defaulted
  Receivables)
Miscellaneous Servicer Collections



Available Distribution Amount    0                   0
                                 0



Net Losses                                           0

End of Period Pool Balance                           0


II. SERVICING COMPENSATION
                            Amount

(ATTACH BREAKOUT OF FEES)
Servicer Compensation

III. POOL BALANCE INFORMATION

Original Pool Balance:             Beginning of Period
                     End of Period

 Pool Balance
 Pool Factor
 Weighted Average Coupon (WAC)
 Weighted Average Remaining Maturity (WAM)

 Remaining Number of Contracts


IV. RECEIVABLES REPURCHASED/SUBSTITUTED BY SELLER

Number of Receivables Repurchased
Principal Amount
Number of Additional Receivables Substituted
Principal Amount

V. EXTENSIONS

Number of Extensions granted
Principal Amount




VI. DELINQUENCY INFORMATION*


                                                           % of
                            # of          Principal     Outstanding
                         Contracts         Balance     Pool Balance

30-59 Days Delinquent
60-90 Days Delinquent
90 Days or more Delinquent

*Excluding Liquidated and Defaulted Receivables

VII. REPOSSESSION INFORMATION
                                          Current Period         Inventory

Number of Receivables as to which Vehicles have been Repossessed (and NOI expired)
Principal Balances of Receivables relating to Vehicles which have been Repossessed (and NOI expired)



VIII. LIQUIDATED AND DEFAULTED RECEIVABLES
                                          Current Period         Cumulative

Number of Liquidated Receivables*
Principal Balance of Liquidated Receivables**
(Prior to Liquidation)

Number of Defaulted Receivables***
Principal Balance of Defaulted Receivables
Total Principal Balance of Liquidated Defaulted Receivables

*Includes Receivables transferred to Risk Default Insurer for liquidation **Excludes Receivables previously characterized as Defaulted Receivables ***180 days delinquent

IX. RECOVERIES
                                          Current Period         Cumulative

Liquidation Proceeds
VSI Physical Damage/Loss Insurance Proceeds
Rebates of Servicer Cancelled Warranty Contracts
Consumer Insurance
Other



Total Recoveries


X.  RISK DEFAULT POLICY INSURED RETENTION AMOUNT

Beginning Balance
Add:  Quarterly Reserve Loss Deficiency
Less:  Approved Claims
Less:  Surplus in Quarterly Loss Reserve

Ending Balance

XI. NET LOSSES
                                          Current Period         Cumulative

Principal Balance of Liquidated and Defaulted Receivables
Less: Recoveries
Less: Risk Default Insurance Proceeds


Net Losses



XII. INSURANCE CLAIMS

                                          Current Period         Cumulative

Number of Risk Default Insurance Claims
Amount of Risk Default Insurance Claims
Retention Amount
Number of VSI Insurance Claims
Amount of VSI Physical Damage/Loss Insurance Claims

Number of Risk Defaulted Insurance Claims Rejected
Principal Balance of Receivables relating to Risk Default
  Insurance Claims Rejected


SERVICER COMPENSATION BREAKDOWN           Amount

Servicing Fees

Collection Expenses Incurred

Claim Filing Fees

Bank Charges

Late fees, extension fees collected

Postage

Total Servicer Compensation

                         SCHEDULE C

              REQUEST FOR RELEASE OF DOCUMENTS


To: Norwest Bank Minneapolis, National Association, as Custodian
     Sixth Street and Marquette Avenue
     Minneapolis, MN  55479-0067

          Re: Aegis Auto Receivables Trust 1996-A; Servicing Agreement dated as of September 1, 1996 by and among Aegis Auto Finance, Inc., Norwest Bank Minneapolis, National Association, as Trustee, and Norwest Bank Minneapolis, National Association, as Backup Servicer.

          In connection with the administration of the pool of Receivables held by you as Custodian for the Trustee, we request the release and acknowledge receipt of the (Custodian's Receivable
Files/[specify documents]) for the Receivable described below, for the reason indicated.

Borrower's Name, Address & Zip Code:

Receivable Number:  [list here or on attached schedule]

Reason for Requesting Documents (check one or put code on attached schedule)

_____ 1. Receivable Paid in Full (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

_____ 2. Receivable Repurchased Pursuant to Section 3.02 of the Pooling and Servicing Agreement (Servicer hereby certifies that any applicable repurchase price has been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

_____ 3. Receivable [to be] Liquidated (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation [have been finally received and credited] [when received shall be credited] to the Collection Account pursuant to the Pooling and Servicing Agreement.)

_____ 4. Receivable to be transferred to Risk Default Insurer for liquidation (servicer hereby certifies that all proceeds of insurance when received shall be credited to the Collection Account pursuant to the Pooling and Servicing Agreement).

_____ 5.  Receivable in Foreclosure

_____ 6.  Other (explain)



          If box 1, 2, 3 or 4 above is checked, and if all or part of the Custodian's Receivable File was previously released to us, please deliver to us a copy of our previous request for release on file with you, as well as any additional documents in your possession relating to the above specified Receivable.

          If box 5 or 6 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                              AEGIS AUTO FINANCE,
INC.
                              Servicer



By:________________________________
                                   Name:
                                   Title:


Date:______________________________


Documents returned to Custodian:

NORWEST BANK MINNEAPOLIS, NATIONAL ASSOCIATION, as Custodian


By:      _______________________________
    Name:
    Title:

Date:
    ______________________________



                         SCHEDULE D

                   RELEASE AND ASSIGNMENT
                 PURSUANT TO SECTION IV.N.
                 OF THE SERVICING AGREEMENT


     Norwest Bank Minnesota, National Association, as custodian (the "Custodian") for the Trustee of the Aegis Auto Receivables Trust Series 1996-A created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1996 among Aegis Auto Funding Corp. (the "Seller"), Norwest Bank
Minnesota, National Association, as master servicer (the "Backup
Servicer") and as trustee (the "Trustee"), does hereby transfer, assign and release to the Seller, without recourse, representation or warranty of the Trustee, all of the Trustee's right, title and interest in and to the Receivable and related Custodian File (as defined in the Pooling and Servicing Agreement) identified as paid in full in the attached Servicer's Request For Release of Documents, and all security and documents relating thereto.

     IN WITNESS WHEREOF, I have hereunto set my hand this
day of            199 .

                              Norwest Bank Minnesota,
National Association,
                                as Custodian



                              By
_____________________________________
                              [Name]
                              [Title]